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  Adviser Class Prospectus Supplement


Morgan Stanley Institutional Fund Trust

Supplement dated June 6, 2002 to the Adviser Class Prospectus dated January 31, 2002.
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The Adviser Class Prospectus is hereby amended and supplemented to reflect
Morgan Stanley Distribution, Inc.'s voluntary waiver of a portion of the Investment Grade Fixed Income Portfolio's distribution (12b-1) fee.

Accordingly, the following disclosure is hereby added after the last footnote to the "Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001" table in the "Fees and Expenses of the Portfolios" section of the
Prospectus:

The distributor, Morgan Stanley Distribution, Inc., has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Investment Grade Fixed Income Portfolio.



Please retain this supplement for future reference.